Q2 Fiscal 2021 Supplemental Information

Q2 Fiscal 2021 GAAP Measures

The following are our Revenues and Income (loss) from operations for the three and six months ended March 31, 2021 and 2020 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, Adjusted Net Revenue, Adjusted EBITDA and Adjusted Net Income (Loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three months ended March 31, 2021				Three months ended March 31, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Revenue	$ 25,992	$ 22,549	$ (678)	$ 47,863	$ 25,729	$ 13,980	$ (531)	$ 39,178
Income (loss) from operations	$ 4,570	$ 4,030	$ (8,735)	$ (135)	$ 4,979	$ 3,842	$ (6,780)	$ 2,041

($ in thousands)	Six months ended March 31, 2021				Six months ended March 31, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Revenue	$ 50,962	$ 41,325	$ (1,111)	$ 91,176	$ 53,968	$ 27,262	$ (941)	$ 80,289
Income (loss) from operations	$ 9,332	$ 4,758	$ (16,536)	$ (2,446)	$ 13,406	$ 4,710	$ (11,978)	$ 6,138

i3 VERTICALS

1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

2

Q2 QTD Fiscal 2021 Segment Performance[1]

($ in thousands)	Three months ended March 31, 2021		Three months ended March 31, 2020[3]		Period over period growth
Adjusted Net Revenue[2]					
Merchant Services, excluding Purchased Portfolios	$	25,338	$	24,695	3%
Purchased Portfolios		768		1,034	(26)%
Merchant Services		26,106		25,729	1%
Proprietary Software and Payments		23,978		14,113	70%
Other		(678)		(531)	nm
Total	$	49,406	$	39,311	26%
Adjusted EBITDA[2]					
Merchant Services	$	7,560	$	7,328	3%
Proprietary Software and Payments		8,579		5,846	47%
Other		(3,704)		(3,209)	(15)%
Total	$	12,435	$	9,965	25%
Adjusted EBITDA as a percentage of Adjusted Net Revenue		25.2 %		25.3 %	
Volume					
Merchant Services	$	3,816,170	$	3,393,710	12%
Proprietary Software and Payments		447,035		184,025	143%
Total	$	4,263,205	$	3,577,735	19%

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

3

Q2 YTD Fiscal 2021 Segment Performance[1]

($ in thousands)	Six months ended March 31, 2021	2020[3]	Period over period growth
Adjusted Net Revenue[2]			
Merchant Services, excluding Purchased Portfolios	$ 49,464	$ 51,601	(4)%
Purchased Portfolios	1,703	2,367	(28)%
Merchant Services	51,167	53,968	(5)%
Proprietary Software and Payments	44,258	27,908	59%
Other	(1,111)	(941)	nm
Total	$ 94,314	$ 80,935	17%
Adjusted EBITDA[2]			
Merchant Services	$ 15,343	$ 16,534	(7)%
Proprietary Software and Payments	14,707	11,092	33%
Other	(6,737)	(5,802)	(16)%
Total	$ 23,313	$ 21,824	7%
Adjusted EBITDA as a percentage of Adjusted Net Revenue	24.7 %	27.0 %	
Volume			
Merchant Services	$ 7,398,784	$ 7,028,766	5%
Proprietary Software and Payments	664,948	388,087	71%
Total	$ 8,063,732	$ 7,416,853	9%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

4

5 Reconciliation of Non-GAAP Financial Measures ($ in thousands) Three months ended March 31, 2021 Merchant Services(2) Proprietary Software and Payments Other Total Revenue $ 25,992 $ 22,549 $ (678) $ 47,863 Acquisition revenue adjustments(1) 114 1,429 — 1,543 Adjusted Net Revenue $ 26,106 $ 23,978 $ (678) $ 49,406 ($ in thousands) Three months ended March 31, 2020(4) Merchant Services(3) Proprietary Software and Payments Other Total Revenue $ 25,729 $ 13,980 $ (531) $ 39,178 Acquisition revenue adjustments(1) — 133 — 133 Adjusted Net Revenue $ 25,729 $ 14,113 $ (531) $ 39,311 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $768 and acquisition revenue adjustments of $0 for the three months ended March 31, 2021. 3. Merchant Services includes purchased portfolios which had revenue of $1,034 and acquisition revenue adjustments of $0 for the three months ended March 31, 2020. 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. The reconciliation of our quarter to date revenue to non-GAAP adjusted net revenue is as follows:

6 Reconciliation of Non-GAAP Financial Measures ($ in thousands) Six months ended March 31, 2021 Merchant Services(2) Proprietary Software and Payments Other Total Revenue $ 50,962 $ 41,325 $ (1,111) $ 91,176 Acquisition revenue adjustments(1) 205 2,933 — 3,138 Adjusted Net Revenue $ 51,167 $ 44,258 $ (1,111) $ 94,314 ($ in thousands) Six months ended March 31, 2020(4) Merchant Services(3) Proprietary Software and Payments Other Total Revenue $ 53,968 $ 27,262 $ (941) $ 80,289 Acquisition revenue adjustments(1) — 646 — 646 Adjusted Net Revenue $ 53,968 $ 27,908 $ (941) $ 80,935 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $1,703 and acquisition revenue adjustments of $0 for the six months ended March 31, 2021. 3. Merchant Services includes purchased portfolios which had revenue of $2,367 and acquisition revenue adjustments of $0 for the six months ended March 31, 2020. 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. The reconciliation of our fiscal year to date revenue to non-GAAP adjusted net revenue is as follows:

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarter to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended March 31, 2021				Three months ended March 31, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 4,570	$ 4,030	$ (8,735)	$ (135)	$ 4,979	$ 3,842	$ (6,780)	$ 2,041
Interest expense, net	—	—	2,358	2,358	—	—	2,184	2,184
Other income	—	—	(2,353)	(2,353)	—	—	—	—
Benefit from income taxes	—	—	(87)	(87)	—	—	(2,062)	(2,062)
Net income (loss)	4,570	4,030	(8,653)	(53)	4,979	3,842	(6,902)	1,919
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(87)	(87)	—	—	(2,062)	(2,062)
Financing-related expenses[2]	—	—	63	63	—	—	221	221
Non-cash change in fair value of contingent consideration[3]	163	159	—	322	(649)	507	—	(142)
Equity-based compensation[4]	—	—	4,142	4,142	—	—	2,510	2,510
Acquisition revenue adjustments[5]	114	1,429	—	1,543	—	133	—	133
Acquisition-related expenses[6]	—	—	520	520	—	—	583	583
Acquisition intangible amortization[7]	2,419	2,408	—	4,827	2,728	872	—	3,600
Non-cash interest[8]	—	—	1,352	1,352	—	—	879	879
Other taxes[9]	1	9	119	129	3	—	78	81
Gain on investment[10]	—	—	(2,353)	(2,353)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	7,267	8,035	(4,897)	10,405	7,061	5,354	(4,693)	7,722
Pro forma taxes at effective tax rate[11]	(1,817)	(2,009)	1,225	(2,601)	(1,765)	(1,338)	1,173	(1,930)
Pro forma adjusted net income (loss)[12]	5,450	6,026	(3,672)	7,804	5,296	4,016	(3,520)	5,792
Plus:								
Cash interest expense, net[13]	—	—	1,006	1,006	—	—	1,305	1,305
Pro forma taxes at effective tax rate[11]	1,817	2,009	(1,225)	2,601	1,765	1,338	(1,173)	1,930
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[14]	293	544	187	1,024	267	492	179	938
Adjusted EBITDA	$ 7,560	$ 8,579	$ (3,704)	$ 12,435	$ 7,328	$ 5,846	$ (3,209)	$ 9,965

i3 VERTICALS

See footnotes continued on the next slide.

7

8 Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $4,142 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $2,510 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended March 31, 2021 and 2020, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. In March 2021, the Company became aware of an observable price change in an investment due to a planned third party acquisition of the entity underlying the investment. This resulted in an increase of $2,353 to the fair value of the investment at March 31, 2021, which the Company recognized in other income. 11. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 12. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our fiscal year to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Six months ended March 31, 2021				Six months ended March 31, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 9,332	$ 4,758	$ (16,536)	$ (2,446)	$ 13,406	$ 4,710	$ (11,978)	$ 6,138
Interest expense, net	—	—	4,387	4,387	—	—	4,198	4,198
Other income	—	—	(2,353)	(2,353)	—	—	—	—
Benefit from income taxes	—	—	(306)	(306)	—	—	(1,913)	(1,913)
Net income (loss)	9,332	4,758	(18,264)	(4,174)	13,406	4,710	(14,263)	3,853
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(306)	(306)	—	—	(1,913)	(1,913)
Financing-related expenses[2]	—	—	116	116	—	—	221	221
Non-cash change in fair value of contingent consideration[3]	320	1,906	—	2,226	(2,946)	2,958	—	12
Equity-based compensation[4]	—	—	7,583	7,583	—	—	4,634	4,634
Acquisition revenue adjustments[5]	205	2,933	—	3,138	—	646	—	646
Acquisition-related expenses[6]	—	—	1,530	1,530	—	—	845	845
Acquisition intangible amortization[7]	4,905	4,039	—	8,944	5,567	1,754	—	7,321
Non-cash interest[8]	—	—	2,684	2,684	—	—	979	979
Other taxes[9]	8	9	206	223	7	—	128	135
Gain on investment[10]	—	—	(2,353)	(2,353)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	14,770	13,645	(8,804)	19,611	16,034	10,068	(9,369)	16,733
Pro forma taxes at effective tax rate[11]	(3,693)	(3,411)	2,201	(4,903)	(4,008)	(2,517)	2,342	(4,183)
Pro forma adjusted net income (loss)[12]	11,077	10,234	(6,603)	14,708	12,026	7,551	(7,027)	12,550
Plus:								
Cash interest expense, net[13]	—	—	1,703	1,703	—	—	3,219	3,219
Pro forma taxes at effective tax rate[11]	3,693	3,411	(2,201)	4,903	4,008	2,517	(2,342)	4,183
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[14]	573	1,062	364	1,999	500	1,024	348	1,872
Adjusted EBITDA	$ 15,343	$ 14,707	$ (6,737)	$ 23,313	$ 16,534	$ 11,092	$ (5,802)	$ 21,824

i3 VERTICALS

See footnotes continued on the next slide.

9

10 Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $7,583 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $4,634 related to stock options issued under the Company's 2018 Equity Incentive Plan during the six months ended March 31, 2021 and 2020, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. In March 2021, the Company became aware of an observable price change in an investment due to a planned third party acquisition of the entity underlying the investment. This resulted in an increase of $2,353 to the fair value of the investment at March 31, 2021, which the Company recognized in other income. 11. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates. 12. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

11 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of March 31, 2021 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 85.0 Exchangeable Notes 97.5 Debt issuance costs, net (4.1) Total long-term debt, net of issuance costs $ 178.4 Non-GAAP Adjustments: Discount on Exchangeable Notes(1) $ 19.5 Exchangeable Notes 97.5 Exchangeable Notes Face Value $ 117.0 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 85.0 Exchangeable Notes Face Value 117.0 Less: Cash and Cash Equivalents (2.4) Total long-term debt for use in our Total Leverage Ratio $ 199.6 The reconciliation of our GAAP Long-term debt, net of issuance costs and the debt balance used in our Total Leverage Ratio: 1. In accordance with Financial Accounting Standards Board Accounting Standards Codification 470-20, Debt with Conversion and Other Options (“ASC 470-20”), convertible debt that may be entirely or partially settled in cash (such as the notes) is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s non-convertible debt interest cost. On the issue date, the value of the exchange option of the notes, representing the equity component was recorded as additional paid-in capital within shareholders’ equity and as a discount to the notes, which reduces their initial carrying value. The carrying value of the notes, net of the discount recorded, was accrued up to the principal amount of such notes from the issue date until maturity. ASC 470-20 does not affect the actual amount that the Issuer is required to repay. The amount shown in the table above for the discount reflects the debt discount for the value of the exchange option.

2021 Outlook and Revised Presentation

We have consistently included in our reported Adjusted Net Revenue, Adjusted EBITDA and Pro Forma Adjusted Diluted EPS an adjustment to remove the effect of purchase accounting write-downs of deferred revenue. We have also included an estimated amount, excluding future acquisitions, in our guidance for Adjusted Net Revenue, Adjusted EBITDA and Pro Forma Adjusted Diluted EPS. The earnings release we issued on May 10, 2021 includes this adjustment to both metrics consistent with our historical approach. As part of the ordinary course SEC comment process, however, we have agreed with the SEC Staff to discontinue adjusting Net Revenue, EBITDA and Pro Forma Diluted EPS to remove the effect of purchase accounting write-downs of deferred revenue beginning with our third fiscal quarter ending June 30, 2021. We will continue to provide, separately, as part of our earnings release for the third quarter, the same non-GAAP acquisition revenue adjustment on both a historical basis and our estimate of these amounts for the remainder of the fiscal year.

Following is an illustration of how our guidance presentation will be revised to appear beginning with our third fiscal quarter ending June 30, 2021.

(in thousands, except share and per share amounts)	Current Outlook Range Fiscal year ending September 30, 2021		Midpoint of acquisition revenue adjustments[1]	Revised Presentation Fiscal year ending September 30, 2021	
Adjusted net revenue[1] (non-GAAP)	$ 204,000	- $ 220,000	$ (5,600)	$ 198,400	- $ 214,400
Adjusted EBITDA[1] (non-GAAP)	$ 52,000	- $ 58,000	$ (5,600)	$ 46,400	- $ 52,400
Depreciation and internally developed software amortization	$ 4,250	- $ 4,500		$ 4,250	- $ 4,500
Cash interest expense, net	$ 4,750	- $ 5,250		$ 4,750	- $ 5,250
Pro forma weighted average shares of adjusted diluted Class A common stock outstanding	33,000,000	- 34,000,000		33,000,000	- 34,000,000
Pro forma adjusted diluted earnings per share[1)(2] (non-GAAP)	$ 0.98	- $ 1.08	$ (0.13)	$ 0.85	- $ 0.95
Revenue impact of purchase accounting deferred revenue write-downs[1]				$ 5,350	- $ 5,850

i3 VERTICALS

1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. For the 2021 outlook, the Company has removed the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the earnings release date. Beginning with our third fiscal quarter ending June 30, 2021 we will discontinue removing the effect of the adjustment to beginning balances of acquired deferred revenue.
2. Assumes an effective pro forma tax rate of 25.0% (non-GAAP).

12